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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 14, 2003

                        Commission file number: 333-04937

                               KINARK CORPORATION
             (Exact name of Registrant as specified in its charter)






              DELAWARE                                      71-0268502
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    (State of other jurisdiction                         (I.R.S. Employer
         of incorporation)                              Identification No.)



        2250 EAST 73RD STREET
           TULSA, OKLAHOMA                                    74136
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        (Address of principal                               (Zip Code)
         executive offices)




                                 (918) 494-0964
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changes since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

On May 14, 2003, Kinark Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Kinark Corporation



Date:  May 20, 2003              By: /s/ Paul R. Chastain
                                     ---------------------------------
                                     Paul R. Chastain
                                     Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.                    Description
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   99.1                        Press release, dated May 14, 2003, of Kinark
                               Corporation